                                                                     Exhibit 1.1

                       KAUFMAN AND BROAD HOME CORPORATION

                            (A DELAWARE CORPORATION)

                                KBHC FINANCING I

                           (A DELAWARE BUSINESS TRUST)


                            16,500,000 FELINE PRIDES*

                                       AND

                          1,000,000 CAPITAL SECURITIES




                             UNDERWRITING AGREEMENT




DATED:  JUNE 30, 1998



----------
*  Service mark of Merrill Lynch & Co., Inc.

                       KAUFMAN AND BROAD HOME CORPORATION
                            (A DELAWARE CORPORATION)

                                KBHC FINANCING I
                           (A DELAWARE BUSINESS TRUST)

                          16,500,000 FELINE PRIDES(SM)
                    (STATED AMOUNT OF $10 PER FELINE PRIDES)

                                  CONSISTING OF

                          15,500,000 INCOME PRIDES(SM)
                               EACH CONSISTING OF
     A PURCHASE CONTRACT OF KAUFMAN AND BROAD HOME CORPORATION REQUIRING THE
           PURCHASE ON AUGUST 16, 2001 (OR EARLIER) OF CERTAIN SHARES
              OF COMMON STOCK OF KAUFMAN AND BROAD HOME CORPORATION
                                       AND
                   AN 8% CAPITAL SECURITY OF KBHC FINANCING I

                                       AND

                           1,000,000 GROWTH PRIDES(SM)
                               EACH CONSISTING OF
     A PURCHASE CONTRACT OF KAUFMAN AND BROAD HOME CORPORATION REQUIRING THE
           PURCHASE ON AUGUST 16, 2001 (OR EARLIER) OF CERTAIN SHARES
              OF COMMON STOCK OF KAUFMAN AND BROAD HOME CORPORATION
                                       AND
           A 1/100 UNDIVIDED BENEFICIAL INTEREST IN A ZERO-COUPON U.S.
                TREASURY SECURITY HAVING A PRINCIPAL AMOUNT EQUAL
                   TO $1,000 AND MATURING ON AUGUST 15, 2001;

                                       AND

                       1,000,000 8% CAPITAL SECURITIES OF
                  KBHC FINANCING I (LIQUIDATION AMOUNT $10 PER
                                CAPITAL SECURITY)

                                  June 30, 1998



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
  As Representatives of the Several Underwriters
c/o         Merrill Lynch & Co.
            Merrill Lynch, Pierce, Fenner & Smith
                       Incorporated
            Merrill Lynch World Headquarters
            World Financial Center
            North Tower
            New York, New York  10281-1209

Ladies and Gentlemen:

            Kaufman and Broad Home Corporation, a Delaware corporation (the "Company"), and KBHC Financing I, a Delaware statutory business trust (the "Trust" and, together with the Company, the "Offerors"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Offerors and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the FELINE PRIDES and 8% Capital Securities of the Trust (the "Capital Securities") set forth in said Schedule A (collectively, the "Initial Securities"). The FELINE PRIDES will initially consist of (A) 15,500,000 units (referred to as "Income PRIDES") with a stated amount, per Income PRIDES, of $10 (the "Stated Amount") and (B) 1,000,000 units (referred to as "Growth PRIDES") with a stated amount, per Growth PRIDES, equal to the Stated Amount. Each Income PRIDES will initially consist of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder will purchase from the Company on August 16, 2001 (the "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of newly issued shares of common stock, $1.00 par value per share ("Common Stock"), of the Company equal to the Settlement Rate (as defined in the Purchase Contract Agreement referred to below), and (ii) the Company will pay the holder unsecured contract adjustment payments ("Contract Adjustment Payments") at the rate of 0.25% of the Stated Amount per annum and
(b) beneficial ownership of a Capital Security. Each Growth PRIDES will initially consist of a unit comprised of (a) a Purchase Contract under which (i) the holder will purchase from the Company on the Purchase Contract Settlement Date, for an amount in cash equal to the Stated Amount, the number of shares of Common Stock of the Company equal to the Settlement Rate, and (ii) the Company will pay the holder Contract Adjustment Payments, at the rate of 0.75% of the Stated Amount per annum, and (b) a 1/100 undivided beneficial interest in a zero-


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
coupon U.S. Treasury Security (CUSIP No. 912820BB2) in a principal amount at maturity equal to $1,000 payable on August 15, 2001 (the "Treasury Securities"). The Company and the Trust also confirm their agreement to grant to the Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of 2,475,000 additional Income PRIDES (the "Option Securities" and, together with the Initial Securities, the "Securities") to cover over-allotments, if any. The Capital Securities which will initially constitute a component of the Income PRIDES are hereinafter sometimes called the "Underlying Capital Securities," and Capital Securities which initially are not Underlying Capital Securities are hereinafter sometimes called the "Separate Capital Securities." In accordance with the terms of the Purchase Contract Agreement, to be dated as of July 7, 1998 (the "Purchase Contract Agreement"), between the Company and The First National Bank of Chicago, as Purchase Contract Agent (the "Purchase Contract Agent"), the Capital Securities constituting a part of the Income PRIDES and the Treasury Securities constituting a part of the Growth PRIDES will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities that are Income PRIDES and Growth PRIDES, respectively, to The Bank of New York, as Collateral Agent (the "Collateral Agent"), pursuant to the Pledge Agreement, to be dated as of July 7, 1998 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The shares of Common Stock issuable pursuant to the Purchase Contracts are hereinafter called the "Shares".

            The Capital Securities and Common Securities (as defined below) will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to the Guarantee Agreement, to be dated as of July 7, 1998 (the "Guarantee Agreement"), between the Company and The First National Bank of Chicago, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Capital Securities and the Common Securities, and certain back-up undertakings of the Company. All of the net proceeds from the sale of the Capital Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Capital Securities, the "Trust Securities") and will be used by the Trust to purchase the 8% Debentures due August 16, 2003 (the "Debentures") of the Company. The Trust Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, to be dated as of July 7, 1998 (the "Declaration"), among the Company, as Sponsor, Barton P. Pachino and Dennis Welsch (the "Regular Trustees"), and The First National Bank of Chicago, as the institutional trustee (the "Institutional Trustee"), and First Chicago Delaware, Inc., as the Delaware trustee (the "Delaware Trustee" and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to the Indenture, to be dated as of July 7, 1998 (the "Base Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Debt Trustee"), as amended and supplemented by the First Supplemental Indenture, to be dated as of July 7, 1998 (the "First Supplemental Indenture"), between the Company and the Debt Trustee (the Base Indenture, as supplemented and amended by such First Supplemental Indenture, being referred to as the "Indenture").

            The Company and the Trust have entered into a Common Securities Purchase Agreement dated as of July 7, 1998 (the "Common Securities Purchase Agreement") pursuant to which the


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
Trust will sell to the Company, and the Company will purchase from the Trust, the Common Securities, and a Debenture Purchase Agreement dated as of July 7, 1998 (the "Debenture Purchase Agreement") pursuant to which the Trust will purchase from the Company, and the Company will sell to the Trust, the Debentures.

            Pursuant to a Remarketing Agreement (the "Remarketing Agreement") to be dated as of July 7, 1998, among the Company, the Trust, the Purchase Contract Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Capital Securities may be remarketed, subject to certain terms and conditions. The Remarketing Agreement contemplates that, in connection with any such remarketing, the Company, the Trust, and one or more remarketing agents (the "Remarketing Agents") will enter into a Supplemental Remarketing Agreement (the "Supplemental Remarketing Agreement") in substantially the form attached as Exhibit A to the Remarketing Agreement.

            As used in this Agreement, the term "Operative Documents" means this Agreement, the Purchase Contract Agreement, the Securities, the Pledge Agreement, the Remarketing Agreement, the Declaration, the Trust Securities, the Guarantee, the Indenture, the Debentures, the Common Securities Purchase Agreement and the Debenture Purchase Agreement; and all references to the Operative Documents to which the Company is a party (and all references of like import) shall include, without limitation, the Income PRIDES, the Growth PRIDES and the Debentures, and all references to the Operative Documents to which the Trust is a party shall include, without limitation, the Trust Securities.

            As used herein, the terms "Applicable Ownership Interest", "Investment Company Event" and "Treasury Portfolio" have the meanings set forth in the Declaration; the terms "Collateral Account", "Pledged Capital Securities", "Pledged Treasury Securities" and "Pledge" have the meanings set forth in the Pledge Agreement; the term "Termination Event" has the meaning set forth in the Purchase Contract Agreement; the term "Remarketing Closing Date" means the Remarketing Closing Date specified on Schedule I to the Supplemental Remarketing Agreement; and the term "Uniform Commercial Code" has the same meaning as the term "Code" as defined in the Pledge Agreement.

            The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333-51825 and 333-51825-01) and pre-effective amendment nos. 1, 2, 3 and 4 thereto covering the registration of the Securities (including the Purchase Contracts), the Capital Securities, the Guarantee, the Debentures and the Shares under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company and the Trust will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company and the Trust have elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration


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
statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information". Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, in each case including the documents incorporated or deemed to be incorporated by reference therein, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement", and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of From S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus". If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated June 12, 1998 together with the Term Sheet, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

            All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

            The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered and the Declaration, the Indenture and the Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").


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
            SECTION 1. Representations and Warranties.

            (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(d) hereof and as of each Date of Delivery (if any) referred to in Section 2(b) hereof (the Closing Time and each Date of Delivery (if any) are hereinafter called, individually, a "Representation Date"), and jointly and severally agree with each Underwriter, as follows:

                (i) The Company and the Trust meet the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective, at the date of this Agreement, and at each Representation Date, the Registration Statement, any Rule 462(b) Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at each Representation Date, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection (i) shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or (B) the part of the Registration Statement which shall constitute a Statement of Eligibility (Form T-1) under the 1939 Act of any trustee (each, a "Form T-1").

            Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when filed in all material respects with the 1933 Act and the 1933 Act Regulations and each preliminary prospectus delivered to the Underwriters for use in connection with the offering of the Securities was and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                (ii) Ernst & Young LLP, whose reports are incorporated by reference into the Registration Statement, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                (iii) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company


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
and its consolidated subsidiaries as at the dates indicated and the results of operations of the Company and its consolidated subsidiaries for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the Company's ratios of earnings to fixed charges and of earnings to combined fixed charges and preferred stock dividends (including the amounts the ratios would have been were interest on the outstanding collateralized mortgage obligations of the Company's wholly owned limited purpose financing subsidiaries included in such ratios' calculation) included in the Prospectus under the caption "Consolidated Ratios of Earnings to Fixed Charges and of Earnings to Combined Fixed Charges and Preferred Stock Dividends" and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission; and the pro forma financial statements, if any, and related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of (1) the Company and its subsidiaries (which term, as used in this Agreement, includes without limitation consolidated joint ventures in which the Company or any of its other subsidiaries is a participant and limited and general partnerships in which the Company or any of its other subsidiaries owns partnership interests (such joint ventures and limited and general partnerships being hereinafter called, collectively, the "Partnerships")) considered as one enterprise, whether or not arising in the ordinary course of business, or (2) the Trust, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends in customary amounts per share on the Common Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, and as contemplated under, the Operative Documents to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                (vi) Each Significant Subsidiary (as defined below) is either a corporation or a


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
limited partnership. Each Significant Subsidiary has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Significant Subsidiary which is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and is owned (except for directors qualifying shares and a nominal number of shares held by affiliated parties) by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and all of the outstanding equity interests in each Significant Subsidiary which is a Partnership have been duly authorized (if applicable) and validly issued, are fully paid and non-assessable and are owned by the Company (except to the extent that a minority interest in the Partnership is reflected in the Company's consolidated financial statements included or incorporated by reference in the Prospectus), directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. For purposes of this Agreement, "Significant Subsidiary" means any subsidiary of the Company (including, without limitation, any Partnership but excluding the Trust) that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X (as in effect on January 1, 1996), but substituting "5%" for "10%" wherever "10%" appears in such definition.

                (vii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act (the "Delaware Act") with the power and authority to own its property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Operative Documents to which it is a party and the Declaration; the Trust is qualified to transact business as a foreign trust and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust; the Trust is not a party to or otherwise bound by any agreement other than the Operative Documents to which it is a party and the Declaration; and the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corpo-ration.

                (viii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to or incorporated by reference in the Prospectus); and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Common Stock, the Company's authorized but unissued special common stock, par value $1.00 per share (the "Special Common Stock"), and the Company's authorized and unissued preferred stock, par value $1.00 per share (the "Preferred Stock"), conform to the respective statements relating thereto included in the Prospectus.


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
                (ix) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws, limited partnership agreement or other organizational documents (collectively, "Organizational Documents"); the Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware (the "Certificate of Trust"); neither the Company nor any of its Significant Subsidiaries nor the Trust is in default in the performance or observance of (A) any obligation, agreement, covenant or condition contained in the Company's 1997 Revolving Loan Agreement dated as of April 21, 1997 with Bank of America National Trust and Savings Association, as administrative agent, and the other parties thereto, as the same may have heretofore been or may hereafter be amended or supplemented from time to time (the "Loan Agreement"), the Company's 7-3/4% Senior Notes due October 15, 2004 (the "7-3/4% Senior Notes") or the Indenture dated as of October 14, 1997 between the Company and Suntrust Bank, Atlanta pursuant to which the 7- 3/4% Senior Notes were issued, including the officers certificate establishing the form and terms of the 7-3/4% Senior Notes (the "7-3/4% Senior Indenture"), the Company's 9-3/8% Senior Subordinated Notes due 2003 (the "9-3/8% Senior Subordinated Notes") or the Indenture dated as of May 1, 1993 between the Company and The First National Bank of Boston pursuant to which the 9-3/8% Senior Subordinated Notes were issued, including the officers certificate establishing the form and terms of the 9-3/8% Senior Notes (the "9-3/8% Senior Subordinated Indenture"), or the Company's 9-5/8% Senior Subordinated Notes due 2007 (the "9-5/8% Senior Subordinated Notes") or the Indenture dated as of November 19, 1996 between the Company and Suntrust Bank, Atlanta pursuant to which the 9-5/8% Senior Subordinated Notes were issued, including the officers certificate establishing the form and terms of the 9-5/8% Senior Subordinated Notes (the "9-5/8% Senior Subordinated Indenture") (the Loan Agreement, the 7-3/4% Senior Notes, the 7-3/4% Senior Indenture, the 9-3/8% Senior Subordinated Notes, the 9-3/8% Senior Subordinated Indenture, the 9-5/8% Senior Subordinated Notes and the 9-5/8% Senior Subordinated Indenture are hereinafter called, collectively, the "Subject Instruments" and, individually, a "Subject Instrument") or (B) any obligation, agreement, covenant or condition contained in any other contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries or the Trust is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries or the Trust is subject, which default or violation would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of the Trust; and the entry by the Company into the Purchase Contracts underlying the Income PRIDES and the Growth PRIDES, the offer, issuance and sale of the Securities as contemplated herein and in the Prospectus, the issuance and sale of the Common Securities and the Debentures as contemplated in the Common Securities Purchase Agreement and the Debenture Purchase Agreement, respectively, and in the Prospectus, the offering of the Shares and the issuance and sale of the Shares by the Company pursuant to the Purchase Contracts, and the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated therein (including, without limitation, the issuance and sale of the Securities, the Trust Securities and the Debentures and the use of the proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Trust with their respective obligations thereunder, have been duly authorized by all necessary corporate and trust action and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien,


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
charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries or the Trust pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries or the Trust is a party or by which it or any of them may be bound (including, without limitation, the Subject Instruments), or to which any of the property or assets of the Company or any of the Significant Subsidiaries or the Trust is subject, except (other than in the case of the Subject Instruments) for a conflict, breach, default, lien, charge or encumbrance which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of the Trust, nor will such action result in any violation of the provisions of the Organizational Documents of the Company or any of the Significant Subsidiaries, the Declaration or Certificate of Trust, or any applicable law, administrative regulation or administrative or court order or decree.

                (x) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which is not so disclosed and (net of reserves and insurance) the Company believes might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of the Trust, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of the transactions contemplated by the Operative Documents; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in or incorporated by reference in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate and net of reserves and insurance, not material to the Company and its subsidiaries considered as one enterprise; there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Offerors, threatened, against or affecting the Trust; and there are no contracts or documents of the Company or any of its subsidiaries or the Trust which are required to be filed as exhibits to, or incorporated by reference in, the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

                (xi) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency is required in connection with the entry by the Company into the Purchase Contracts underlying the Income PRIDES and the Growth PRIDES, the offer, issuance or sale of the Securities as contemplated herein and in the Prospectus, the issuance or sale of the Common Securities or the Debentures as contemplated in the Common Securities Purchase Agreement and Debenture Purchase Agreement, respectively, and in the Prospectus, the offering of the Shares or the issuance or sale of the Shares by the Company pursuant to the Purchase Contracts, or the execution, delivery or performance by the Company or the Trust of the Operative Documents or the consummation of the transactions contemplated therein or compliance by the Company or the Trust with their respective obligations thereunder, except such as have been obtained and made under the 1933 Act, the

1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), the 1939 Act and the 1939 Act Regulations and such as may be required under state securities or Blue Sky laws.

                (xii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Prospectus, at the respective times the Registration Statement and any amendments thereto became or become effective, at the date of this Agreement and at each Representation Date did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (xiii) The Offerors complied with, and are and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or are exempt therefrom.

                (xiv) The Debentures rank and will rank pari passu in right of payment with all other senior unsecured indebtedness of the Company, including, without limitation, borrowings under the Loan Agreement.

                (xv) There are no holders of securities of the Company with currently exercisable registration rights to have any securities registered as part of the Registration Statement or included in the offering contemplated by this Agreement.

                (xvi) The Company and each of the Significant Subsidiaries have good and marketable title to all of their respective properties, in each case free and clear of all liens, encumbrances and defects, except (i) customary liens and encumbrances arising in the ordinary course of the Company's construction and development business and the financing thereof, (ii) as stated or incorporated by reference in the Prospectus or (iii) such as do not materially affect the value of such properties in the aggregate to the Company and its subsidiaries considered as one enterprise and do not materially interfere with the use made and proposed to be made of such properties.

                (xvii) The Company and its Significant Subsidiaries possess such certificates, authorities and permits issued by the appropriate state, federal and foreign regulatory agencies or bodies necessary to conduct all material aspects of the business now operated by them, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                (xviii) No default or event of default with respect to any Indebtedness (as such term is defined in the Officers' Certificate dated October 14, 1997 establishing the form and terms of the 7-3/4% Senior Notes) of the Company or any of its Significant Subsidiaries entitling, or which, with notice or lapse of time or both, would entitle, the holders thereof to accelerate the maturity thereof exists or will exist as a result of the execution and delivery of the Operative Documents, the issuance and sale of the Securities, the Trust Securities or the Debentures, or the consummation of the transactions contemplated by the Operative Documents.

                (xix) The Company and each of the Significant Subsidiaries have filed all tax returns required to be filed, which returns, as amended, are complete and correct in all material respects, and neither the Company nor any Significant Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect to said returns which would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                (xx) The Company and its Significant Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (xxi) The Purchase Contract Agreement has been duly authorized by the Company and, at the Closing Time and at each Date of Delivery (if any), will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

                (xxii) The Pledge Agreement has been duly authorized by the Company and, at the Closing Time and at each Date of Delivery (if any), will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

                (xxiii) (A) The Common Securities have been duly authorized by the

Declaration and, when delivered by the Trust to the Company against payment of the consideration therefor set forth in the Common Securities Purchase Agreement, will have been duly executed by the Trust and will be validly issued and (except as provided in Section 4.4 of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Common Securities is not and will not be subject to preemptive or other similar rights; and at each Representation Date all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right. (B) The Capital Securities have been duly authorized by the Declaration and, when issued and authenticated in accordance with the provisions of the Declaration and delivered against payment of the consideration therefor set forth in this Agreement, will have been duly executed by the Trust, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets in the Trust and will be entitled to the benefits of the Declaration; the issuance of the Capital Securities is not and will not be subject to preemptive or other similar rights; and holders of Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                (xxiv) The Declaration has been duly authorized by the Company and, at the Closing Time and at each Date of Delivery (if any), will have been executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time and at each Date of Delivery (if any), be a legal, valid and binding obligation of the Company and the Regular Trustees, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity), and except to the extent that rights to indemnification thereunder may be limited by applicable law; and the Declaration has been duly qualified under the 1939 Act.

                (xxv) The Guarantee Agreement has been duly authorized by the Company and, at the Closing Time and at each Date of Delivery (if any), will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Guarantee Agreement has been duly qualified under the 1939 Act.

                (xxvi) The Indenture has been duly authorized by the Company and, at the Closing Time and at each Date of Delivery (if any), will have been executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the 1939 Act.

                (xxvii) The Debentures have been duly authorized by the Company and, when authenticated in the manner provided for in the Indenture and delivered to the Trust against payment of the consideration therefor set forth in the Debenture Purchase Agreement, will have been duly executed and delivered by the Company and will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

                (xxviii) This Agreement and the Remarketing Agreement have been duly authorized, executed and delivered by each of the Company and the Trust. The Supplemental Remarketing Agreement has been duly authorized by each of the Company and the Trust and, at the date of the Supplemental Remarketing Agreement and at the Remarketing Closing Date, will have been duly executed and delivered by each of the Company and, if applicable, the Trust.

                (xxix) The Common Securities Purchase Agreement and Debenture Purchase Agreement have been duly authorized, executed and delivered by each of the Company and the Trust.

                (xxx) The Income PRIDES and the Growth PRIDES have been duly authorized by the Company and, when delivered against payment therefor as provided herein, will have been duly executed and delivered by the Company, will be validly issued and outstanding, fully paid and non-assessable and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity); the Income PRIDES, the Growth PRIDES and the Shares have been duly registered under the 1934 Act and have been authorized for listing on the NYSE, subject to official notice of issuance; and the issuance of the Income PRIDES and the Growth PRIDES is not subject to preemptive or other similar rights. The Purchase Contracts constituting a part of the Income PRIDES and the Growth PRIDES have been duly authorized by the Company and, when such Income PRIDES and Growth PRIDES are delivered against payment therefor as provided herein, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

                (xxxi) The Shares issuable pursuant to the Purchase Contract Agreement have been duly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable; and the issuance of such Shares is not and will not be subject to preemptive or other similar rights.

                (xxxii) Each of the Regular Trustees is an employee of the Company and has been authorized by the Company to execute and deliver the Declaration.

                (xxxiii) None of the Trust nor the Company or any of its subsidiaries is, and upon the issuance and sale of the Securities, the Trust Securities and the Debentures as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                (xxxiv) The Operative Documents conform and will conform to the respective descriptions thereof in the Prospectus.

                (xxxv) The issuance and sale of the Securities, the Debentures and the Shares has been expressly approved by resolutions adopted by at least a two-thirds vote of the Continuing Directors (as defined in Article Eighth of the Company's charter) of the Company.

            (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company and the Trust to the Underwriters as to the matters covered thereby.

            SECTION 2. Sale and Delivery to Underwriters; Closing.

            (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Offerors, at the respective prices set forth in Schedule B, the number of each type of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

            (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 2,475,000 Income PRIDES at the price set forth in Schedule B. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities of such type set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities of such type, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional securities.

            (c) The Capital Securities and Treasury Securities underlying the Securities will be pledged with the Collateral Agent to secure the holders' obligations to purchase Shares under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Capital Securities and Treasury Securities to be pledged at the Closing Time and each Date of Delivery, if any, in accordance with the Pledge Agreement.

            (d) Delivery of certificates for the Initial Securities shall be made at the offices of the Representatives in New York, against the delivery to the Collateral Agent of the Capital Securities and Treasury Securities relating to the Initial Securities by the Representatives or on their behalf, and payment of the purchase price for the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives and the Offerors, at 6:00 a.m. (California time) on the third (or fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Offerors (such time and date of payment and delivery being referred to herein as the "Closing Time").

            In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, delivery of certificates for such Option Securities, delivery to the Collateral Agent of the Capital Securities relating to such Option Securities, and payment for such Option Securities, shall be made at the respective offices mentioned above, or at such other place as shall be agreed upon by the Representatives and the Offerors, on each Date of Delivery as specified in the notice from the Representatives to the Company.

            Payment for the Securities purchased by the Underwriters shall be made by wire transfer of immediately available funds to a bank account designated by the Offerors, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them and delivery to the Collateral Agent of the Capital Securities and Treasury Securities relating to such Securities. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, and receipt for, and make payments of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

            Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination by the Representatives no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

            In view of the fact that the proceeds from the sale of the Income PRIDES and the Separate Capital Securities will be invested by the Trust in the Debentures, and in view of the fact that the proceeds from the sale of the Growth PRIDES will be used to purchase the underlying Treasury Securities and that the proceeds from the Treasury Securities will be applied, subject to certain possible exceptions, to purchase Shares from the Company, the Company hereby agrees to pay the several Underwriters, as compensation (the "Underwriters' Compensation") for their arranging for the investment therein of such proceeds, the amounts set forth in Schedule B hereto. Such Underwriters' Compensation shall be payable to the Underwriters by wire transfer of immediately available funds to Merrill Lynch at the Closing Time and at each Date of Delivery (if any).

            (e) If settlement for any Option Securities occurs after the Closing Time, the Offerors will deliver to the Underwriters on the relevant Date of Delivery, and the several obligations of the Underwriters to purchase such Option Securities shall be conditioned upon the receipt of, the documents specified in Section 5(h) hereof.

            SECTION 3. Covenants of the Offerors. The Offerors jointly and severally consent and agree with each Underwriter as follows:

            (a) The Offerors will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to any Registration Statement, (ii) of the transmission to the Commission for filing of the Prospectus, any Rule 462(b) Registration Statement or any amendment to any Registration Statement or amendment or supplement to the Prospectus or any document to be filed pursuant to the 1934 Act during any period when the Prospectus is required to be delivered under the 1933 Act, (iii) of the receipt of any comments or inquiries from the Commission relating to any Registration Statement or Prospectus, (iv) of any request by the Commission for any amendment to any Registration Statement or any amendment or supplement to the Prospectus or for additional information and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (b) The Offerors will give the Representatives notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Representatives with copies of any such amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b)), Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file or use any such amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b)), Term Sheet, amendment, supplement or revision to which the Representatives or counsel for the Underwriters shall reasonably object.

            (c) The Offerors have delivered to the Representatives one signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Representatives may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Representatives will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Offerors will forthwith amend or supplement the Prospectus (in form and substance satisfactory to the Representatives and counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Offerors will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

            (f) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Securities, the Capital Securities, the Guarantee, the Debentures and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that neither Offeror shall be obligated to qualify as a foreign corporation or trust in any jurisdiction in which it is not so qualified. In each jurisdiction in which the foregoing securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required by applicable law. The Offerors will promptly advise the Representatives of the receipt by either of the Offerors of any notification with respect to the suspension of qualification of any of the foregoing securities for sale in any state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

            (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby (or 120 days in the case of the close of the Company's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

            (h) The Company and the Trust will use the net proceeds received by them from the sale of the Securities and the Debentures, respectively, in the manner to be specified in the Prospectus under "Use of Proceeds".

            (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

            (j) In accordance with the Cuba Act, if applicable, and without limitation to the provisions of Sections 6 and 7 hereof, the Offerors agree to indemnify and hold harmless the Underwriters from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Offerors of the Cuba Act, if applicable.

            (k) If, at the time that the Registration Statement became (or in the case of a post-effective amendment becomes) effective, any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 434 of the 1933 Act Regulations, then immediately following the execution of this Agreement, the Offerors will prepare, and file with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus or Term Sheet, as the case may be, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

            (l) If the Offerors elect to rely upon Rule 462(b), the Offerors shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

            (m) The Offerors will use their best efforts to effect the listing of the Income PRIDES, the Growth PRIDES and the Shares on the New York Stock Exchange (the "NYSE"). The Offerors will register the Income PRIDES, the Growth PRIDES and the Shares under the 1934 Act.

            (n) During a period of 90 days after the date of this Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Income PRIDES, Growth PRIDES, Purchase Contracts, Debentures, Capital Securities or Common Stock, or any securities of the Company or any affiliate of the Company similar to the Income PRIDES, Growth PRIDES, Purchase Contracts, Debentures, Capital Securities or Common Stock (collectively, "Similar Securities") or any securities convertible into or exchangeable or exercisable for Income PRIDES, Growth PRIDES, Purchase Contracts, Debentures, Capital Securities or Common Stock or any such Similar Securities, other than (i) to the Underwriters pursuant to this Agreement, to the Trust pursuant to the Debenture Purchase Agreement and to the Company pursuant to the Common Securities Purchase Agreement, (ii) shares of Common Stock or options for shares of Common Stock issued pursuant to or sold in connection with any employee benefit plan, dividend reinvestment plan and stock option and stock purchase plan of the Company and its subsidiaries described in the Registration Statement, (iii) any securities issued pursuant to a merger or acquisition and (iv) the Growth PRIDES or Income PRIDES to be created or recreated upon substitution of Capital Securities or Treasury Securities pledged pursuant to the Pledge Agreement, or shares of Common Stock issuable upon early settlement of the Income PRIDES or Growth PRIDES, or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Income PRIDES, Growth PRIDES, Purchase Contracts, Debentures, Capital Securities or Common Stock or any Similar Securities or any securities convertible into or exchangeable into or exercisable for Income PRIDES, Growth PRIDES, Purchase Contracts, Debentures, Capital Securities, Common Stock or any such Similar Securities, whether any such swap or transaction is to be settled by delivery of Income PRIDES, Growth PRIDES, Purchase Contracts, Debentures, Capital Securities, Common Stock, Similar Securities, other securities, in cash or otherwise.

            (o) The Company will reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy its obligations to issue Shares upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Shares.

            SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance by the Offerors of their respective obligations under the Operative Documents, including: (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing or reproduction of the Operative Documents, (iii) the preparation, issuance and delivery of the certificates for the Securities and the Shares,
(iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities, the Shares and certain other securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, (viii) the fees and expenses of the Trustees, Purchase Contract Agent, Collateral Agent, the Debt Trustee, and any other fiduciaries or agents, including the fees and disbursements of their respective counsel, (ix) any fees payable in connection with the rating of the Securities, the Capital

Securities or the Debentures; (x) any fees and expenses of a depositary in connection with holding the Securities in book-entry form; (xi) any fees payable or expenses incurred pursuant to any Uniform Commercial Code related filings;
(xii) the fees and expenses incurred in connection with the listing of the Income PRIDES, the Growth PRIDES and the Shares on the NYSE; and (xiii) the filing fees of the National Association of Securities Dealers, Inc. in connection with their review of the offering of the Securities.

            If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof with respect to the Initial Securities or the Option Securities, as the case may be, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

            SECTION 5. Conditions of Underwriter's Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors contained herein or in certificates of any officer of the Company or any of its subsidiaries or any trustee of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their covenants and other obligations hereunder, and to the following further conditions:

            (a) The Registration Statement, including any Rule 462(b) Registration Statement, have become effective and at the Closing Time and any Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or at post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b).

            (b) At the Closing Time the Representatives shall have received:

                (1) The favorable opinion, dated as of Closing Time, of Munger,
            Tolles & Olson LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                     (ii) The entry by the Company into the Purchase Contracts
                underlying the Income PRIDES and the Growth PRIDES, the offer, issuance and sale of the Securities as contemplated herein and in the Prospectus, the issuance and sale of the Common Securities and the Debentures as contemplated in the Common Securities Purchase Agreement and the Debenture Purchase Agreement, respectively, and in the Prospectus, the offering of the Shares and the issuance and sale of the Shares by the Company pursuant to the Purchase Contracts, and the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated therein (including, without limitation, the issuance of the Securities, the Trust Securities and the Debentures and the use of the proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Trust with their respective obligations thereunder, do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries or the Trust pursuant to, the 7-3/4% Senior Notes, the 7-3/4% Senior Indenture, the 9-3/8% Senior Subordinated Notes, the 9-3/8% Senior Subordinated Indenture, the 9-5/8% Senior Subordinated Notes or the 9- 5/8% Senior Subordinated Indenture.

                     (iii) The information in the Prospectus under the caption
                "Description of Capital Stock," to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter or by-laws, the Company's shareholder rights agreement or other documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                In rendering such opinion, such counsel shall state that,
            insofar as such opinion concerns the Declaration or the Trust Securities (which are governed by the laws of the State of Delaware) or any instrument or agreement which is governed by the laws of the State of New York, such counsel has assumed without investigation that the laws of the States of Delaware or New York, as the case may be, are the same as the laws of the State of California.

                (2) The favorable opinion, dated as of Closing Time, of Barton
            P. Pachino, Esq., Senior Vice President and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligation under, and as contemplated under, the Operative Documents to which it is a party.

                    (ii) To the best of such counsel's knowledge and
                information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries (as such term is defined in this Agreement) considered as one enterprise.

                    (iii) Each of the Company's Significant Domestic
                Subsidiaries (as defined below) has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, has power and authority as a corporation or limited partnership, as the case may be to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best of such counsel's knowledge and information, is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise or on their consolidated financial condition or earnings; the Trust is qualified to transact business as a foreign trust and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust; to the best of such counsel's knowledge and information, all of the issued and outstanding capital stock of each such Significant Domestic Subsidiary which is a corporation has been duly authorized and validly issued, is fully paid and non-assessable and is owned (except for directors qualifying shares and a nominal number of shares held by affiliated parties) by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and to the best of such counsel's knowledge and information, all of the issued and outstanding partnership interests in each such Significant Domestic Subsidiary which is a limited partnership have been duly authorized (if applicable) and validly issued, are fully paid and non-assessable and are owned by the Company (except to the extent that a minority interest in such limited partnership is reflected in the Company's consolidated financial statements included or incorporated by reference in the Prospectus), directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. As used in this Agreement, the term "Significant Domestic Subsidiaries" means all Significant Subsidiaries, other than any Significant Subsidiaries organized and existing under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia.

                    (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to the exercise of options issued under employee benefit plans referred to in the Prospectus or in the documents incorporated by reference therein); and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                    (v) To the best of such counsel's knowledge and information, there are no statutes or regulations required to be described in the Registration Statement or the Prospectus or in the documents incorporated by reference therein which are not described as required and there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or in the documents incorporated by reference therein, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in or incorporated by reference in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate and net of reserves and insurance, not material to the Company and its subsidiaries considered as one enterprise.

                    (vi) The information under "Item 1. Business--Regulation and Environmental Matters" and "Item 3. Legal Proceedings" in the Company's 1997 Annual Report on Form 10-K and in Item 15 in
                Part II of the Registration Statement, to the extent that such information constitutes matters of law, summaries of legal matters, summaries of securities, instruments, agreements or other documents or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                    (vii) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed or incorporated by reference as exhibits thereto other than those described or referred to or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best of such counsel's knowledge, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in (A) any Subject Instrument or (B) any other contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed or incorporated by reference, which default (other than in the case of the Subject Instruments) could have a material adverse effect on the Company and its subsidiaries considered as one enterprise or on their consolidated financial condition or earnings.

                    (viii) No authorization, approval, consent, order,
                registration or qualification of or with any court or governmental authority or agency is required in connection with the entry by the Company into the Purchase Contracts underlying the Income PRIDES and the Growth PRIDES, the offer, issuance or sale of the Securities as contemplated herein and in the Prospectus, the issuance or sale of the Common Securities or the Debentures as contemplated in the Common Securities Purchase Agreement and Debenture Purchase Agreement, respectively, and in the Prospectus, the offering of the Shares or the issuance or sale of the Shares by the Company pursuant to the Purchase Contracts, or the execution, delivery or performance by the Company or the Trust of the Operative Documents or the consummation of the transactions contemplated therein or compliance by the Company or the Trust with their respective obligations thereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act, the 1939 Act Regulations or state securities laws.

                    (ix) The entry by the Company into the Purchase Contracts underlying the Income PRIDES and the Growth PRIDES, the offer, issuance and sale of the Securities as contemplated herein and in the Prospectus, the issuance and sale of the Common Securities and the Debentures as contemplated in the Common Securities Purchase Agreement and the Debenture Purchase Agreement, respectively, and in the Prospectus, the offering of the Shares and the issuance and sale of the Shares by the Company pursuant to the Purchase Contracts, and the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated therein (including, without limitation, the issuance of the Securities, the Trust Securities and the Debentures and the use of the proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company and the Trust with their respective obligations thereunder, do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries or the Trust pursuant to,
                (A) any Subject Instrument or (B) to the best of such counsel's knowledge and information, any other contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

                    (x) The documents incorporated or deemed to be incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included or incorporated by reference therein, as to which no opinion need be rendered), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                    (xi) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and supporting schedules included or incorporated by reference therein and any Form T-1, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (xii) To the best of such counsel's knowledge and
                information, no default with respect to any Indebtedness of the Company or any of its subsidiaries entitling, or which, with notice or lapse of time or both, would entitle, the holders thereof to accelerate the maturity thereof exists or will exist as a result of the execution and delivery of the Operative Documents, the issuance and sale of the Securities, the Trust Securities or the Shares or the consummation of the transactions contemplated by the Operative Documents.

                In rendering such opinion, such counsel shall state that,
            insofar as such opinion concerns the Declaration or the Trust Securities (which are governed by the laws of the State of Delaware) or any instrument or agreement which is governed by the laws of the State of New York, such counsel has assumed without investigation that the laws of the States of Delaware or New York, as the case may be, are the same as the laws of the State of California. In addition, in rendering such opinion, such counsel may, as to other matters governed by the laws of any jurisdiction other than the law of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States of America, either (a) assume without any investigation that the law of the State of California is the same as the law governing such other matters for all purposes relevant to such opinion or (b) rely on an opinion or opinions of local counsel satisfactory to the Representatives, so long as each such opinion shall be dated as of the Closing Time or the relevant Date of Delivery, as the case may be, and in form and substance satisfactory to the Representatives, and shall expressly permit the Underwriters to rely thereon as if such opinion were addressed to the Underwriters.

                (3) The favorable opinion, dated as of the Closing Time, of
            Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Registration Statement (including any 462(b) Registration Statement) as of its effective date, and the Prospectus, as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, except that in each case such counsel need not express any opinion as to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom, or any statements of eligibility on Forms T-1.

                    (ii) The Shares initially subject to the Purchase Contract Agreement have been duly authorized and reserved for issuance by the Company and, when certificates representing the Shares in the form of the specimen certificate examined by such counsel have been issued by the Company in accordance with the provisions of the Purchase Contract Agreement and the Purchase Contracts, will be validly issued, fully paid and non-assessable; and the issuance of the Shares is not subject to preemptive or other similar rights arising under the General Corporation Law of the State of Delaware, any other Applicable Law (as defined below) or under the charter or by-laws of the Company.

                    (iii) The issuance of the Income PRIDES and Growth PRIDES is not subject to preemptive or other similar rights arising under the General Corporation Law of the State of Delaware, any other Applicable Law or the charter or by-laws of the Company.

                    (iv) This Agreement, the Remarketing Agreement, the Common Securities Purchase Agreement and the Debenture Purchase Agreement have been duly authorized, executed and delivered by each of the Company and the Trust. The Supplemental Remarketing Agreement in the form attached as Exhibit A to the Remarketing Agreement has been duly authorized by the Company and the Trust.

                    (v) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
                (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (vi) The Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (vii) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, insofar as it relates to the guarantee of the Capital Securities, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (viii) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and
                (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (ix) The Debentures (i) are entitled to the benefits of the
                Indenture, (ii)
                have been duly authorized, executed and delivered by the Company, and (iii) when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered to the Trust against payment therefor as set forth in the Debenture Purchase Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and
                (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (x) The entry by the Company into the Purchase Contracts, the offer, issuance and sale by the Company and the Trust of the Income PRIDES, the Growth PRIDES and the Capital Securities as contemplated by this Agreement and the Prospectus, the issuance and sale of the Shares by the Company pursuant to the Purchase Contracts, the execution and delivery of the Operative Documents, and the consummation of the transactions contemplated herein and therein will not (i) contravene any provision of the charter or by-laws of the Company, the Declaration or the Certificate of Trust, or (ii) violate any Applicable Laws or Applicable Orders (as defined below).

                    (xi) When the Income PRIDES and the Growth PRIDES are issued in accordance with the terms of the Purchase Contract Agreement and delivered against payment therefor, the Income PRIDES and the Growth PRIDES will entitle the holders thereof to the rights specified in the Purchase Contract Agreement.

                    (xii) The provisions of the Pledge Agreement are effective to create, in favor of the Collateral Agent for the benefit of the Company to secure the obligations of the holders under the Purchase Contract Agreement, a valid security interest in the Purchase Contract Agent's rights in all Security Entitlements (as defined below).

                    (xiii) The provisions of the Pledge Agreement are effective to perfect the security interest of the Collateral Agent for the benefit of the Company in the Security Entitlements.

                    (xiv) The certificates evidencing the Income PRIDES and the Growth PRIDES are in the respective forms contemplated by the Purchase Contract Agreement, the certificates evidencing the Capital Securities and the Common Securities are in the respective forms contemplated by the Declaration and the certificates evidencing the Debentures are in the form contemplated by the Indenture. The certificates evidencing the Shares comply with all applicable requirements of the General Corporation Law of the State of Delaware and with the applicable requirements of the NYSE.

                    (xv) The statements in the Prospectus under the captions "Description of the FELINE PRIDES," "Description of the Purchase Contracts" (except under the subsection "Book-Entry System"), "Certain Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Description of Capital Securities," "Description of the Guarantee," "Description of the Debentures" and "Effect of Obligations Under the Debentures and the Guarantee," to the extent that they purport to summarize provisions of documents described therein, fairly summarize such provisions.

                    (xvi) No Governmental Approval (as defined below) which has not been obtained or made (or such as will be obtained or made pursuant to the Remarketing Agreement) is required for the entry by the Company into the Purchase Contracts, the issuance and sale by the Company and the Trust of the Income PRIDES, the Growth PRIDES and the Capital Securities pursuant to this Agreement or the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts or the performance by the Company and the Trust of their respective obligations under the Operative Documents.

                    (xvii) Neither the Trust nor the Company is, or upon the issuance and sale of the Securities and the Capital Securities as contemplated in this Agreement and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company," as such term is defined in the 1940 Act.

                    (xviii) The Trust has been duly created and is validly
                existing in good standing as a business trust under the Delaware Act, and has the business trust power and authority to conduct its business as described in the Prospectus.

                    (xix) The Declaration has been duly authorized, executed and delivered by the Company, has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
                (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                    (xx) Under the Delaware Trust Act and the Declaration, the Trust has the power and authority to (a) execute and deliver, and to perform its obligations pursuant to this Agreement, the Remarketing Agreement and the Supplemental Remarketing Agreement, (b) issue and perform its obligations under the Trust Securities and (c) perform its obligations under the Declaration.

                    (xxi) The execution and delivery by the Trust of this Agreement, the Remarketing Agreement and the Supplemental Remarketing Agreement and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust.

                    (xxii) The Capital Securities have been duly authorized by the Declaration and executed by a Regular Trustee and, when issued and authenticated in accordance with the terms of the Declaration and delivered against payment of the consideration for the Income PRIDES, the Growth PRIDES and the Capital Securities specified in this Agreement, will be validly issued and, subject to the qualification set forth below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; and the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. In rendering such opinion, such counsel may state that they bring to your attention, however, that the holders of Capital Securities may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Capital Securities and the issuance of replacement Capital Securities and (ii) provide security and indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration. The issuance of the Capital Securities is not subject to preemptive or other similar rights arising under the Delaware Act or the Declaration.

                    (xxiii) The Common Securities have been authorized by the
                Declaration and executed by a Regular Trustee and, when issued and executed in accordance with the terms of the Declaration, and delivered and paid for as set forth in the Common Securities Purchase Agreement, will be validly issued, undivided beneficial interests in the assets of the Trust. The issuance of the Common Securities is not subject to preemptive or other similar rights arising under the Delaware Act or the Declaration.

                    (xxiv) None of the execution and delivery by the Trust of, or the consummation by the Trust of the transactions contemplated by, this Agreement, the Remarketing Agreement or the Supplemental Remarketing Agreement, or the issuance and sale of the Capital Securities by the Trust in accordance with the terms of this Agreement, or the consummation of the other transactions contemplated thereby, will contravene any provision of Applicable Law or the Declaration or any agreement, judgment, order or decree applicable to the Trust which are identified to such counsel in a trustee's certificate, in which a trustee of the Trust shall indicate that such agreements, judgments, orders or decrees are the only agreements, judgments, orders or decrees which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, whether or not arising in the ordinary course of business.

                    (xxv) Under current U.S. federal income tax law: (a) the Trust will be classified as a grantor trust and not as an association taxable as a corporation; (b) the Debentures will be classified as indebtedness of the Company and (c) the discussion in the Prospectus under the caption "Federal Income Tax Consequences" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein. In rendering such opinion, such counsel may state that their opinion is conditioned on the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and the Trust and other documents deemed necessary for this opinion.

                    (xxvi) The issuance and sale of the Income PRIDES and the Growth PRIDES do not violate the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission thereunder.

                    (xxvii)  Each Purchase Contract constituting a part of the
                Income PRIDES or the Growth PRIDES being delivered on the date of such opinion constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principals of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); provided, however, that upon the occurrence of a Termination Event (as defined in the Purchase Contract Agreement), Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. Section 101-1330, as amended) should not limit, invalidate or nullify the provisions of
                Section 3.15 and 5.8 of the Purchase Contract Agreement or of
                Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Capital Securities, the Debentures or the Applicable Ownership Interest in the Treasury Portfolio (as such terms are defined in the Declaration) as the case may be, or the Treasury Securities; provided, however, that the procedural restrictions respecting relief from the automatic stay under Section 362 of the Bankruptcy Code may affect the timing of the exercise of such rights and remedies.

                    (xxviii) The Income PRIDES and the Growth PRIDES (i) are
                entitled to the benefits of the Purchase Contract Agreement,
                (ii) have been duly authorized and executed by the Company, and
                (iii) when duly authenticated by the Purchase Contract Agent in the manner provided for in the Purchase Contract Agreement and delivered against payment therefor as provided in this Agreement and assuming the certificates evidencing the Income PRIDES and Growth PRIDES have been duly executed by the Purchase Contract Agent as attorney-in-fact of the holders thereof, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by general equitable principles

                (regardless of whether enforcement is considered in a proceeding at law or in equity).

                As used in such opinion, (i) the "UCC" shall mean the Uniform
            Commercial Code as in effect in the State of New York; (ii) "Securities Intermediary" means The Bank of New York solely in its capacity as a "securities intermediary" as defined in the UCC and the Federal Book-Entry Regulations; (iii) "Securities Account" means the account in the name "The First National Bank of Chicago, as Purchase Contract Agent on behalf of the holders of certain securities of KBHC Financing I, Collateral Account subject to the security interest of The Bank of New York, as Collateral Agent, for the benefit of Kaufman and Broad Home Corporation, as pledgee" established at the Securities Intermediary; (iv) "Security Entitlements" means "security entitlements" as defined in Section 8102(a)(17) of the UCC with respect to Capital Securities and as defined in the Federal Book-Entry Regulations with respect to Treasury Securities, in each case, whether such Capital Securities or Treasury Securities are at the date of such opinion or thereafter credited to the Securities Account; and (iv) "Federal Book-Entry Regulations" means the United States Department of the Treasury's regulations governing the transfer and pledge of marketable securities issued by the U.S. Treasury and maintained in the form of entries in the TRADES book-entry system in the records of the federal reserve banks and set forth in 61 Fed. Reg. 43626 (1996) (codified at 31 C.F.R. Part 357).

                In addition, as used in such opinion, (i) the term "Applicable
            Laws" means in relation to the execution, delivery and performance of the Operative Documents and the issuance and sale of the Income PRIDES, the Growth PRIDES, the Debentures and the Trust Securities, those laws, rules and regulations of the States of New York, Delaware and California and the United States of America, in each case, that, in the experience of such counsel, are ordinarily applicable to transactions of the type contemplated by the Operative Documents (except for United States, state and foreign securities or Blue Sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.) but without such counsel having made any investigation regarding the applicability of any other laws, rules or regulations; (ii) the term "Applicable Orders" means those judgments, orders or decrees which are identified to such counsel in an officer's certificate as an exhibit to such opinion, in which the Company shall have indicated that such judgments, orders or decrees are the only judgments, orders or decrees which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the term "Governmental Authorities" means any New York, Delaware, California or federal executive, legislative, judicial, administrative or regulatory body under Applicable Laws; and (iv) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or notice to, or filing, recording or registration with, any Governmental Authority required pursuant to Applicable Laws.

            In rendering such opinion, Skadden, Arps, Slate, Meagher & Flom LLP shall expressly state that Munger, Tolles & Olson LLP, Barton P. Pachino and Brown & Wood LLP, in rendering their opinions pursuant to this Agreement, may rely upon such opinion as if it were addressed to them as to all matters arising under the laws of the State of Delaware other than the General Corporation Law of the State of Delaware.

                (4) The favorable opinion, dated as of the Closing Time, of the
            Law Department of The First National Bank of Chicago ("FNBC"), as Purchase Contract Agent and Debt Trustee, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) FNBC is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, and the Remarketing Agreement.

                    (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement, and the Remarketing Agreement, and the authentication and delivery by the Purchase Contract Agent of the certificates evidencing the Income PRIDES and the Growth PRIDES, have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent and constitute valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Remarketing Agreement has been duly executed and delivered by the Purchase Contract Agent.

                    (iii) The execution and delivery of the Pledge Agreement,
                the Remarketing Agreement and the certificates evidencing the Income PRIDES and the Growth PRIDES by FNBC, as attorney-in-fact of the holders of the Income PRIDES and the Growth PRIDES, have been duly authorized by FNBC and the Pledge Agreement, the Remarketing Agreement and such certificates have been duly executed by FNBC in such capacity.

                    (iv) The execution, delivery and performance by the Debt Trustee of the Indenture, and the authentication and delivery by the Debt Trustee of the certificates evidencing the Debentures, have been duly authorized by all necessary corporate action on the part of the Debt Trustee. The Indenture has been duly executed and delivered by the Debt Trustee and constitutes a valid and binding obligation of the Debt Trustee, enforceable against the Debt Trustee in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                    (v) The execution, delivery and performance of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement by the Purchase Contract Agent and the execution, delivery and performance of the Indenture by the Debt Trustee, do not conflict with, or constitute a breach of, FNBC's charter or bylaws.

                    (vi) No consent, approval or authorization of, or registration with or notice to, any Illinois or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement or the Remarketing Agreement or for the execution, delivery or performance of the Indenture by the Debt Trustee.

                (5) The favorable opinion, dated as of the Closing Time, of
            Pepper Hamilton LLP, counsel to FNBC, as Institutional Trustee and Guarantee Trustee, and to First Chicago Delaware Inc., as Delaware Trustee, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) FNBC is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and the Guarantee.

                    (ii) The Delaware Trustee is a Delaware corporation duly organized, validly existing and in good standing, with full corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                    (iii) The execution, delivery and performance by each of the
                Institutional Trustee and the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Institutional Trustee and the Delaware Trustee, respectively. The Declaration has been duly executed and delivered by the Institutional Trustee and the Delaware Trustee and constitutes a valid and binding obligation of the Institutional Trustee and the Delaware Trustee, enforceable against the Institutional Trustee and the Delaware Trustee in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                    (iv) The execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Guarantee Trustee. The Guarantee Agreement has been duly executed and delivered by the Guarantee Trustee and constitutes a valid and binding agreement of the Guarantee Trustee, enforceable against the Guarantee Trustee in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                    (v) The execution, delivery and performance of the Declaration by the Institutional Trustee and the Delaware Trustee, and the execution, delivery and performance of the Guarantee Agreement by the Guarantee Trustee, do not conflict with, or constitute a breach of, FNBC's or the Delaware Trustee's respective charter or bylaws.

                    (vi) No consent, approval or authorization of, or
                registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee or the Delaware Trustee of the Declaration or for the execution, delivery or performance of the Guarantee Agreement by the Guarantee Trustee.

                (6) The favorable opinion, dated as of the Closing Time, of
            Brown & Wood LLP, counsel for the Underwriters, in form and substance satisfactory to the Representatives, with respect to the issuance and sale of the Securities, and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely, as to all matters arising under or governed by the laws of the State of Delaware (other than the General Corporation Law of the State of Delaware) upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Offerors.

                (7) In giving their opinions required by subsections (b)(1),
            (b)(2) and (b)(6), respectively, of this Section, Munger, Tolles & Olson LLP, Barton P. Pachino and Brown & Wood LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein and any Form T-1, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus filed with at the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, in which case at the time it is first provided to the Underwriters for such use) or at the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of the Trust, in each case whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Company signed by the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, and a certificate of the Trust signed by a Regular Trustee of the Trust, each dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Company and the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such officers' and Trustee's knowledge and information, no proceedings for that purpose have been initiated or threatened by the Commission and (v) the rating assigned by any nationally recognized statistical rating organization to the Income PRIDES, the Growth PRIDES, any other securities of the Company or the Capital Securities has not been lowered, and no such rating organization has publicly announced that it has under surveillance or review its rating of the Income PRIDES, the Growth PRIDES, any other securities of the Company or the Capital Securities unless such announcement indicates that such organization is considering an upgrade in such rating.

            (d) (i) At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and financial information included and incorporated by reference in the Registration Statement and the Prospectus (including, without limitation, any pro forma financial statements); and (ii) at Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter delivered pursuant to clause (i) of this paragraph, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

            (e) At Closing Time, the Income PRIDES, Growth PRIDES and Capital Securities shall have a rating of at least Ba2, Ba1 and Ba2, respectively, from Moody's Investor's Service Inc. ("Moody's") and at least BB-, BB- and BB-, respectively from Standard & Poor's ("S&P"), and the Company shall have delivered to the Representatives a letter from each such rating agency or other evidence satisfactory to the Underwriter, confirming that the Securities have such ratings.

            (f) At the date of this Agreement, the Income PRIDES, the Growth PRIDES and the Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

            (g) [Omitted intentionally]

            (h) In the event that the Underwriters exercise their options provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by either of the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Delivery, the Representatives shall have received:

                (1) A certificate, dated such Date of Delivery, of the President or a Vice-President of the Company and the chief financial officer or chief accounting officer of the Company and a certificate of a Regular Trustee of the Trust confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof is true and correct as of, and as if made on, such Date of Delivery.

                (2) The favorable opinion of Munger, Tolles & Olson LLP, counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(7) hereof.

                (3) The favorable opinion of Barton P. Pachino, Senior Vice
            President and General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(7) hereof.

                (4) The favorable opinion of Skadden, Arps, Slate, Meagher &
            Flom, LLP, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

                (5) The favorable opinion of the Law Department of FNBC, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

                (6) The favorable opinion of Pepper Hamilton LLP, counsel to
            FNBC and First Chicago Delaware Inc., in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

                (7) The favorable opinion of Brown & Wood LLP, counsel for the
            Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(6) and 5(b)(7) hereof.

                (8) A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to Section 5(d)(ii) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date not more than five days prior to such Date of Delivery.

                (9) At such Date of Delivery, the Income PRIDES, Growth PRIDES and Capital Securities shall have a rating of at least Ba2, Ba1 and Ba2, respectively, from Moody's and at least BB-, BB- and BB-, respectively, from S&P.

            (i) At Closing Time and at each Date of Delivery (if any), counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

            If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriters to purchase such Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 8 shall remain in effect.

            SECTION 6. Indemnification.

            (a) The Offerors agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Offerors; and

                (iii) against any and all expense whatsoever, as incurred
            (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (1) made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (2) in any Form T-1; and (B) the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if it shall be determined that a copy of the Prospectus (as it may then be amended or supplemented if the Company shall have furnished any amendments or supplements thereto in accordance with the provisions of Sections 3(b) and 3(d) of this Agreement, but excluding documents incorporated by reference therein) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense, except that this clause (B) shall not be applicable if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust and each of its Trustees who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

            (c) Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Offerors and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Offerors and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the total underwriting commission set forth in the table on the cover page of the Prospectus (or, if Rule 434 is used, in the corresponding location on the Term Sheet) bears to the sum of (i) such total underwriting commission plus (ii) the total proceeds to Company set forth in the table on the cover page of the Prospectus (or, if Rule 434 is used, in the corresponding location on the Term Sheet) and the Offerors are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided, further, that no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, the Trust, each of its Trustees who signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as the Offerors. The Offerors' obligations to contribute pursuant to this Section 7 are joint and several. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate number of Income PRIDES set forth opposite their respective names in Schedule A hereto and not joint.

            SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company or the Trust, and shall survive delivery of the Securities to the Underwriters.

            SECTION 9. Termination of Agreement.

            (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or of the Trust, in each case, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market any of the Securities or to enforce contracts for the sale of any of the Securities, or
(iii) if trading in securities of the Company or the Trust has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or California authorities, (iv) if the rating assigned by any nationally recognized statistical rating organization to the Income PRIDES, the Growth PRIDES, any other securities of the Company or the Capital Securities shall have been lowered, or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Income PRIDES, the Growth PRIDES, any other securities of the Company or the Capital Securities unless such announcement indicates that such organization is considering an upgrade in such rating.

            (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 8 shall remain in effect.

            SECTION 10. Default by One of the Underwriters. If one of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it is obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Underwriter shall have the right, within 24 hours thereafter, to make arrangements for such non-defaulting Underwriter or any other underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Underwriter shall not have completed such arrangements within such 24-hour period, then:

                (a) if the aggregate number of Defaulted Securities of each type does not exceed 10% of the aggregate number of Securities of such type to be purchased on such date, the non-defaulting Underwriter shall be obligated to purchase all of the Defaulted Securities, or

                (b) if the aggregate number of Defaulted Securities of any type exceeds 10%
            of the aggregate number of Securities of such type to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and the Company to sell the Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of the non-defaulting Underwriter.

            No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

            In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the non-defaulting Underwriter or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

            SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to them at Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281-1209, Attention: Phil Jones; and notices to the Offerors shall be directed to them at 10990 Wilshire Boulevard, Los Angeles, California 90024, attention of Michael F. Henn, Senior Vice President and Chief Financial Officer.

            SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers, directors and Trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers, directors and Trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

            SECTION 13. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Unless otherwise set forth herein, specified times of day refer to New York City time.

            SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Offerors a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Company, the Trust and the Underwriters in accordance with its terms.

                        Very truly yours,

                        KAUFMAN AND BROAD HOME CORPORATION


                        By: /s/ Michael F. Henn
                            ----------------------------------------------------
                            Name: Michael F. Henn
                            Title: Senior Vice President, Chief Financial
                                   Officer


                        KBHC FINANCING I


                        By: /s/ Dennis Welsch
                            ----------------------------------------------------
                            Name: Dennis Welsch
                            Title: Trustee
                            Solely as Trustee and not in his individual capacity



                        By: /s/ Barton P. Pachino
                            ----------------------------------------------------
                            Name: Barton P. Pachino
                            Title: Trustee
                            Solely as Trustee and not in his individual capacity

CONFIRMED AND ACCEPTED,
 as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By:  /s/ Mathew M. Pendo
     -----------------------------------
            Authorized Signatory

For themselves and as Representatives of the Underwriters named in Schedule A hereto.

                                   Schedule A


                                                          Number         Number         Number
                                                         of Income      of Growth     of Capital
            Name of Underwriter                           PRIDES         PRIDES       Securities
            -------------------                         ----------     ----------     ----------
Merrill Lynch, Pierce, Fenner & Smith .............      7,750,000        500,000        500,000
                      Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation      7,750,000        500,000        500,000
                                                        ----------     ----------     ----------
Total .............................................     15,500,000      1,000,000      1,000,000
                                                        ==========     ==========     ==========


                                     Sch A-1

                                   Schedule B


            1. The initial public offering price per Security shall be (a) in the case of each Income PRIDES, $10.00, (b) in the case of each Growth PRIDES, $8.446 and (c) in the case of each Separate Capital Security, $9.931.

            2. The purchase price payable by the several Underwriters for the Initial Securities shall be (a) $10.00 per Income PRIDES, (b) $8.446 per Growth PRIDES and (c) $10.00 per Separate Capital Security. The aggregate Underwriters' Compensation payable to the Underwriters by the Company in respect of the Initial Securities is $4,950,000.

            3. The purchase price payable by the several Underwriters for any Option Securities shall be $10.00 per Option Security plus, in the case of any Option Security which is purchased by the Underwriters on a Date of Delivery which is after the Closing Time, accrued and unpaid distributions thereon. The Underwriters' Compensation payable to the Underwriters by the Company in respect of any Option Securities purchased by the several Underwriters is $.30 per Option Security.

            4. Contract Adjustment Payments will be payable on the Income PRIDES and the Growth PRIDES at the rate of .25% per annum and .75% per annum, respectively, distributions on the Capital Securities shall be payable at the rate of 8% per annum and the rate of interest on the Debentures shall be 8% per annum.

            Capitalized terms used in this Schedule and not defined have the respective meanings set forth in the accompanying Underwriting Agreement.


                                     Sch B-1